FIRST AMENDMENT (this "First Amendment")
Dated June 9, 2017
to:
that certain AGREEMENT FOR THE PROVISION OF A LOAN FACILITY OF UP TO US$ 20,000,000 by and among Kreos Capital V (Expert Fund) L.P. ("Kreos") and ReWalk Robotics Ltd. (the "Borrower", and together with Kreos, the “Parties”), dated as of December 30, 2015 (as may be further amended, the "Loan Agreement").

WHEREAS:

A.	As of June 9, 2017, the outstanding principal amount of the Loan under the Loan Agreement is US$ 17,154,328.34 (the "Outstanding Principal"); and

B.
The Parties wish to restructure the Loan to provide that (i) an amount equal to $3,000,000 of the Outstanding Principal shall be subject to repayment in accordance with, and shall be subject to the terms of, a convertible note, and (ii) the amount of the Outstanding Principal shall be reduced by an amount equal to $3,000,000 and shall otherwise remain subject to repayment in accordance with the terms and conditions of the Loan Agreement; and

C.	The Parties wish to enter into this First Amendment to amend the Loan Agreement in accordance with the above and as further detailed herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Parties hereby agree as follows:

1.	Definitions
Unless otherwise defined herein, capitalized terms used but not defined in this First Amendment shall have the meaning ascribed to them in the Loan Agreement.

2.	Restructure of Loan
The Parties agree that, effective as of the date hereof:

2.1	Secured Convertible Promissory Note
An amount equal to US$ 3,000,000 of the Outstanding Principal (the “Note Principal”) shall be subject to repayment in accordance with, and shall be subject to the terms of, the Secured Convertible Promissory Note attached hereto as Appendix A (the “Note”), and the repayment schedule set forth therein shall supersede and replace in its entirety any and all existing repayment schedules between the Parties (including the repayment schedule set forth in the Loan Agreement) as to the Note Principal. Concurrently herewith, each of the Parties is delivering to the other Party its executed signature page to the Note.

2.2	Outstanding Principal
The amount of the Outstanding Principal shall be reduced by an amount equal to US$ 3,000,000, i.e. US$ 14,154,328.34 (the “Amended Outstanding Principal”), and the Amended Outstanding Principal shall otherwise remain subject to repayment in accordance with the terms and conditions of the Loan Agreement (including but not limited to the retroactive amendment of the Repayment Term to forty eighty (48) months pursuant to Clause 5.2.2 thereof), and all references in the Loan Agreement to the “principal” shall be deemed and understood as referring to the Amended Outstanding Principal. The repayment of the Amended Outstanding Principal shall be in accordance with the repayment schedule attached hereto as Appendix B which shall supersede and replace any and all existing Repayment Schedules.

3.	No Default
Lender hereby consents that the restructure of the Loan as set forth herein and as detailed under the Note shall not constitute an Event of Default, a breach of any representation or warranty on the part of Borrower, or a failure of any condition in the Loan Agreement or the Security Documents.

4.	Survival of Provisions
Except as otherwise expressly amended hereby as set forth above, the terms, conditions, agreements and provisions set forth in the Loan Agreement and the Security Documents and all other documents executed in connection therewith shall remain in full force and effect.

5.	General Provisions

5.1	Expenses

The Borrower shall bear the reasonable costs and expenses incurred by the Lender in connection with the negotiation and execution of this First Amendment and the Note (up to an aggregate maximum amount of $10,000 plus V.A.T.).

5.2	Entire Agreement
This First Amendment shall be deemed for all intents and purposes as an integral part of the Loan Agreement. The Loan Agreement, as amended by this First Amendment and the Note, together with all ancillary documents thereunder, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof. In the event of any contradiction between the terms of the Loan Agreement and the terms of this First Amendment, the terms of this First Amendment shall prevail.

5.3	Counterparts
This First Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this First Amendment.

–	Signature page follows -

IN WITNESS WHEREOF, the undersigned have executed this FIRST AMENDMENT as of the date set forth above.

BORROWER
Signed
For and on behalf of

REWALK ROBOTICS LTD.

By:	/s/ Kevin Hershberger
Name: Kevin Hershberger
Title: Chief Financial Officer

LENDER
Signed
For and on behalf of

KREOS CAPITAL V (Expert Fund) L.P.

By:	/s/ Raoul Stein
Name: Raoul Stein
Title: General Partner

Appendix A
Convertible Note
[Not included in executed original version of agreement]

Appendix B
New Repayment Schedule
[Not included in executed original version of agreement]